Exhibit 10.7

CHANGE IN TERMS AGREEMENT References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations. CLIP INTERACTIVE, LLC 3100 CARBON PL, STE 102 BOULDER, CO 80301 Borrower: Lender: BANK OF THE WEST SME BBC South Denver #21191 9335 East County Line Road Centennial, CO 80112 Principal Amount: $6,000,000.00 DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated April 10, 2018 in the original principal amount of $6,000,000.00. DESCRIPTION OF COLLATERAL. Assignment of Deposit Accounts (3) dated April 10, 2018. DESCRIPTION OF CHANGE IN TERMS. Date of Agreement: July 15, 2019 1. Extension of Maturity Date. Consistent with our existing periodic payment arrangement, the Maturity Date of the Promissory Note shall be extended to July 10, 2020. 2. COLLATERAL. The collateral provision is modified as follows: Released Collateral. The following described Collateral has been released as security: Assignment of Deposit account dated April 10 , 2018 for RICHARD M MINICOZZI and JANINA Y MINICOZZI - Savings Account # 05347769 (CoBiz Account), and Assignment of Deposit account dated April 10 , 2018 for JEFFREY THRAMANN - Savings Account # 03551385 (CoBiz Account) . CONTINUING VALIDITY . Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including al! agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect . Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms . Nothing in this Agreement will constitute a satisfaction of the obligation(s) . It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing . Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non - signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it . This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions . PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT. BORROWER: CLIP INTERACTIVE, LLC Manager o f CLIP L..ase,P,o, Vo,. 19.1.10.018 Cop,. Fl""'"" USA CotpooaHon 1997. 2019. All Rights Reserved, • CO C: \ CFI \ LPL \ D20C.FC TR - 185W9 PR - <l

CHANGE IN TERMS References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations. CLIP INTERACTIVE, LLC 3100 CARBON PL, STE 102 BOULDER, CO 80301 Borrower: Lender: BANK OF THE WEST SME BBC South Denver #21191 9335 East County Line Road Centennial, CO 80112 Date of Agreement: July 15, 2019 DESCRIPTION OF EXISTING INDEBTEDNESS. For existing Indebtedness, refer to the definition of "Note" in the Business Loan Agreement {Master) dated April 10 , 2018 DESCRIPTION OF CHANGE IN TERMS. 1. The heading captioned "Prohibition on Leasing to Marijuana Related Businesses" is hereby added to the Agreement and reads as follows : Prohibition on Leasing to Marijuana Related Businesses . During the life of the Loan, Borrower shall not lease space to any business engaged in any activity that is illegal under federal, state or local law, including, without limitation a marijuana - related business . For purposes hereof, a "marijuana - related business" means any business that (i) grows, produces, processes, distributes or sells marijuana or marijuana products, edibles or derivatives (collectively, "marijuana"), regardless of the amount of such activity ; {ii) derived any of its gross revenue for the previous year or projects to derive any of its gross revenue for the next year from sales to any business described in subparts (i), {ii) or {iii) of this subsection or otherwise could reasonably be determined to support the use, growth, enhancement or other development of marijuana, including the provision of services or the selling of goods that may be used directly or indirectly in any such business or in the use or consumption of marijuana ; and {iii) a business that grows, produces, processes, distributes or sells products purportedly made from hemp, unless the business can demonstrate that its hemp - related business activities and products are legal under federal and state law . 2. The heading captioned "Sale or Transfer of Ownership Interests of a Guarantor" is hereby added to the Agreement and reads as follows : Sale or Transfer of Ownership Interests of a Guarantor . The direct or indirect sale or other transfer of more than 25 % in the aggregate of the shares of any stock of Guarantor, if a corporation, of the membership interests of Guarantor, if a limited liability company, of the partnership interests of Guarantor, if a partnership, or of any other ownership interests of Guarantor, or a change in the trust beneficiaries of Guarantor, if trustee(s) of a trust, or entering into any agreement for such sale or other transfer or change in trust beneficiaries made without Lender's prior written consent . To the extent of any conflict between this subsection and the subsection headed Change of Ownership, this subsection shall control . CONTINUING VALIDITY . Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation{s), remain unchanged and in full force and effect . Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms . Nothing in this Agreement will constitute a satisfaction of the obligation(s) . It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties unless a party is expressly released by Lender in writing . Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement . If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non - signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it . This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions . PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL OF THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THIS AGREEMENT. CHANGE IN TERMS SIGNERS:. BORROWER: CLIP INTERACTIVE, LLC By: - --- ~ FRE Y THRAMANN , Manager o f CLIP INTERACTIVE, LLC LENDER: BANK OF THE WEST l.aserPm, Vor. 19.1.10.016 C<lpr_ Flnast<a USA CmporaUon 1997, 2019 All RJghls Ro,ee,e<i_ - CO C: \ CFl \ lPL \ GoO.FC TR - 186003 PR - 86

COMMERCIAL GUARANTY References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations. CLIP INTERACTIVE, LLC 3100 CARBON PL, STE 102 BOULDER,CO 80301 Borrower: Lender: BANK OF THE WEST SME BBC South Denver #21191 9335 East County Line Road Centennial, CO 80112 Guarantor: JEFFREY THRAMANN 8580 STRAWBERRY LN NIWOT, CO 80503 CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE . For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents . This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness . Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same - day funds, without set - off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents . Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing . INDEBTEDNESS . The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys' fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender . "Indebtedness" includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether : voluntarily or involuntarily incurred ; due or to become due by their terms or acceleration ; absolute or contingent ; liquidated or unliquidated ; determined or undetermined ; direct or indirect ; primary or secondary in nature or arising from a guaranty or surety ; secured or unsecured ; joint or several or joint and several ; evidenced by a negotiable or non - negotiable instrument or writing ; originated by Lender or another or others ; barred or unenforceable against Borrower for any reason whatsoever ; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise) ; and originated then reduced or extinguished and then afterwards increased or reinstated . lf Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative . This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties . Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties . CONTINUING GUARANTY . THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS . ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME . DURATION OF GUARANTY . This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full . If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing . Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing . Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation . For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due . For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness that is : incurred by Borrower prior to revocation ; incurred under a commitment that became binding before revocation ; any renewals, extensions, substitutions, and modifications of the Indebtedness . This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death . Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect . Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty . A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty . It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ( $ 0 . 00 ), shall not constitute a termination of this Guaranty . This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ( $ 0 . 00 ) . GUARANTOR'S AUTHORIZATION TO LENDER . Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time : (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower ; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness ; extensions may be repeated and may be for longer than the original loan term ; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral ; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose ; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness ; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine ; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness ; and (H) to assign or transfer this Guaranty in whole or in part .

COMMERCIAL GUARANTY (Continued) Page 2 GUARANTOR'S REPRESENTATIONS AND WARRANTIES . Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty ; (B) this Guaranty is executed at Borrower's request and not at the request of Lender ; {C) Guarantor has full power, right and authority to enter into this Guaranty ; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result In a violation of any law, regulation, court decree or order applicable to Guarantor ; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein ; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided ; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition ; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened ; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower ; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition . Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower . GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following: Additional Requirements. Annual Financial Statement . Not tater than November 15 , a copy of the annual financial report of the Guarantor for the prior calendar year . Federal Tax Returns . Not later than November 15 of each year, or immediately after filing, a copy of the Guarantor's federal income tax returns, filed for such year . K 1 Schedules . K - 1 schedules are not required to be included with the copy of the federal income tax returns furnished to Lender unless specifically requested by Lender . If any K - 1 schedule is requested by Lender after the respective federal income tax returns to which such K - 1 schedule was attached has already been delivered to Lender, then Borrower shall furnish a copy of the requested K - 1 schedule not later than 30 days after the date Lender delivers a request therefor . All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct . GUARANTOR'S WAIVERS . Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower ; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations ; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor ; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person ; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code ; (F) to pursue any other remedy within Lender's power ; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever . Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of {A) any "one action" or "anti - deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale ; {B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness ; {C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness ; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness ; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations ; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness . If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty . Guarantor further waives and agrees not to assert or c!aim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both . GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS . Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law . If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shal! be effective only to the extent permitted by law or public policy . RIGHT OF SETOFF . To the extent pennitted by applicable !aw, Lender reserves a right of setoff in all Guarantor's accounts with Lender (whether checking, savings, or some other account) . This includes al! accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future . However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law . Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the tem,s of this Guaranty . SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR . Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent . Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower . In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness . Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower ; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness . lf Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of

COMMERCIAL GUARANTY (Continued) Page 3 Borrower to Guarantor shalt be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender . Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty . LIMITATION ON SALE OR TRANSFER OF EQUITY INTERESTS IN GUARANTOR . Guarantor acknowledges that a material condition to Lender's agreement to the tenns of the Indebtedness, including but not limited to interest rate and repayment terms, is the common ownership of Borrower and Guarantor . Accordingly, while this Agreement remains in effect (including any renewal, replacement, refinancing, restatement or other modification of this Agreement), Guarantor shall not, without Lender's prior written consent : (i) directly or indirectly sell or otherwise transfer in the aggregate more than 25 % of the shares of common stock of Guarantor, if a corporation, of the membership interests of Guarantor, if a limited liability company, of the partnership interests of Guarantor, if a partnership, or of any other equitable ownership interests of Guarantor, (ii) change the trust beneficiaries if Guarantor is a trustee of a trust or (iii) enter into any agreement for such sale or other transfer of ownership or such change in trust beneficiary . If Lender consents to any such a sale or transfer of ownership or change in trust beneficiaries, Lender may condition its consent upon Borrower's agreement to modifications to the terms of the Indebtedness as required by Lender in its sole discretion, including without limitation an increase in the interest rate and other changes to the repayment terms of the Indebtedness . MISCELLANEOUS PROVISIONS, The following miscellaneous provisions are a part of this Guaranty : Amendments . This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty . No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment . Attorneys' Fees ; Expenses . Guarantor agrees to pay upon demand all of Lender's reasonable costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty . Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shalt pay the reasonable costs and expenses of such enforcement . Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post - judgment collection services . Guarantor also shall pay all court costs and such additional fees as may be directed by the court . Caption Headings . Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty . Governing Law . This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions . Choice of Venue . If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Arapahoe County, State of Colorado . Integration . Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty ; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty ; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty . Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph . Interpretation . In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require ; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them . The words "Guarantor," "Borrower," and ''Lender" include the heirs, successors, assigns, and transferees of each of them . If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced . Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable . If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty . Notices . Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty . All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY . " Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address . For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address . Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors . No Waiver by Lender . Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right . A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty . No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions . Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender . Successors and Assigns . Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns . Waive Jury . Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other . DEFINITIONS . The following capitalized words and terms shall have the following meanings when used in this Guaranty . Unless specifically stated to the contrary, al! references to dollar amounts shall mean amounts in lawful money of the United States of America . Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require . Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code :

COMMERCIAL GUARANTY (Continued) Page 4 Borrower. The word "Borrower" means CLIP INTERACTIVE, LLC and includes all co - signers and co - makers signing the Note and al! their successors and assigns. GAAP. The word "GMP" means generally accepted accounting principles. Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation JEFFREY THRAMANN, and in each case, any signer's successors and assigns. Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender. Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty. Lender. The word "Lender" means BANK OF THE WEST, its successors and assigns. Note . The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements . Related Documents . The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness . EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS . IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY"" . NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE . THIS GUARANTY IS DATED JULY 15 , 2019 . GUARANTOR: 1..a.. tf'ro, VeL 1E,1.10.016 Copr. Faoa.,I@ \ !SA Corpora oo 1997, 2019. All Rlflhts ResarvOO. - co C: \ CFIII.PL \ E20.FC TR - 185 \ >99 FR - 116

Loan No: MASTER BUSINESS LOAN AGREEMENT (Continued) Page 2 relating to such properties . All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years . Hazardous Substances . Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that (1) During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral . (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws ; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral ; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters . (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral ; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws . Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement . Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person . The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances . Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral . The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise . Litigation and Claims . No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing . Taxes . To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided . Lien Priority . Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral . Binding Effect . This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms . AFFIRMATIVE COVENANTS . Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will : Notices of Claims and Litigation . Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor . Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times. Financial Statements. Furnish Lender with the following: Additional Requirements. Comply with financial reporting as follows: Federal Tax Returns. Not later than 30 days after filing, a copy of each Borrower's federal income tax returns, including all K - 1 schedules, filed for such year. All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct. Additional Information. Furnish such additional information and statements, as Lender may request from time to time. Additional Requirements. Comply with the following additional requirements: Deposit Relationship. Maintain its primary business depository relationship with the Lender, including general operating and administrative deposit accounts and cash management services. Notification of Default . Immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default, or any condition or event which would upon notice or lapse of time, or both, constitute an Event of Default, Borrower shall give Lender written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto . Material Notices . Give the Lender prompt written notice of any and all (1) litigation, arbitration or administrative proceedings to which the Borrower is a party or which affects the Collateral ; (2) other matters which have resulted in, or might result in a material adverse change in the Collateral or the financial condition or business operations of the Borrower, and (3) any enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Borrower or any of its properties . Insurance . Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender . Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender . Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person . In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require . Insurance Reports . Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as

Loan No: MASTER BUSINESS LOAN AGREEMENT (Continued) Page 4 Equipment Value . The words "Equipment Value" mean the lesser of : the invoice cost of the equipment (including seller premiums or commissions, plus sales tax, freight, installation, and other reasonable costs . ) ; or the book value of the equipment or the liquidation value of the equipment as determined by the Lender . GAAP . "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States . Liabilities . The word "Liabilities" shall mean (1) all indebtedness for borrowed money or for the deferred purchase price of property or services, and all obligations under leases which are or should be, under GAAP, recorded as capital leases, in respect of which a person is directly or contingently liable as borrower, guarantor, endorser or otherwise, or in respect of which a person otherwise assures a creditor against loss, { 2 ) a!! obligations for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder has an existing right, contingent or otherwise, to be secured by) any lien upon property (including without limitation accounts receivable and contract rights) owned by a person, whether or not such person has assumed or become liable for the payment thereof, and (3) all other liabilities and obligations which would be classified in accordance with GAAP as liabilities on a balance sheet or to which reference should be made in footnotes thereto . Liquid Assets . The words "Liquid Assets" shall mean, as of the date of determination thereof, cash on hand, plus the value of Marketable Securities, minus the value of restricted retirement assets and minus the amount of any margined loans . Marketable Securities . The words "Marketable Securities" shall mean stocks, bonds and mutual fund shares that can be readily sold for cash on stock exchanges or over - the - counter markets . Net Income . The words "Net Income" shall mean, for any period, net income (or net loss, expressed as a negative number) after taxes actually paid in cash or accrued and all expenses and other charges for such period, determined in accordance with GAAP . Permitted Liens . The words "Permitted Liens" shall mean : (1) liens and security interests securing Total Funded Indebtedness owed by the Borrowers to the Lender ; (2) liens for taxes, assessments or similar charges not yet due ; ( 3 } liens of materia!men, mechanics, warehousemen, or carriers or other like Hens arising in the ordinary course of business and securing obligations which are not yet delinquent ; { 4 } purchase money liens or purchase money security interests upon or in any property acquired or held by any of the Borrowers in the ordinary course of business to secure Senior Funded Indebtedness outstanding on the date hereof or permitted to be incurred herein ; ( 5 } liens and security interests which, as of the date hereof, have been disclosed to and approved by the Lender in writing ; and ( 6 } those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of the Borrowers' assets . Senior Funded Indebtedness . The words "Senior Funded Indebtedness" shall mean, as of the date of determination thereof, all borrowed money as reflected in the most recent financial statements in the form required by this Agreement, if any, excluding all such borrowed money that has been subordinated to the satisfaction of Lender . Subordinated Liabilities. The words "Subordinated Liabilities" shall mean as of the date of determination thereof, all Liabilities that have been subordinated in writing to the obligations owing to the Lender on terms and conditions acceptable to the Lender. Total Funded Indebtedness. The words "Total Funded Indebtedness" shall mean, as of the date of determination thereof, all borrowed money as reflected in the most recent financial statements in the form required by this Agreement, lf any. Unencumbered. The words "Unencumbered" shall mean subject to no restriction, pledge, lien, claim or other encumbrance. Value . The word 'Value" means the lesser of the Borrower's cost of Eligible Inventory or the book value thereof or the wholesale market value thereof in such quantities and on such terms as the Lender in its sole discretion may deem appropriate . Working Capital . The words "Working Capita!" shall mean the sum of Current Assets minus the sum of Current Liabilities . RECOVERY OF ADDITIONAL COSTS . If the imposition of or any change in any law, rule, regulation, guideline, or generally accepted accounting principle, or the interpretation or application of any thereof by any court, administrative or governmental authority, or standard - setting organization (including any request or policy not having the force of !aw) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender}, reserve requirements, capital adequacy requirements or other obligations which would (A) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (B) reduce the amounts payable to Lender under this Agreement or the Related Documents, or (C) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error . LENDER'S EXPENDITURES . If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral . All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower . All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand ; (B} be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either ( 1 } the term of any applicable insurance policy ; or (2) the remaining term of the Note ; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity . CESSATION OF ADVANCES . If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if : (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender ; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt ; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan ; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender ; or (E} Lender in good faith deems itself insecure, even though no Event of Default shall have occurred . RIGHT OF SETOFF . To the extent permitted by applicable law, Lender reserves a right of setoff in a!! Borrower's accounts with Lender (whether checking, savings, or some other account} . This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future . However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law . Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts .

Loan No: MASTER BUSINESS LOAN AGREEMENT (Continued) Page 5 DEFAULT . Each of the following shall constitute an Event of Default under this Agreement Payment Default . Borrower fails to make any payment when due under the Loan . Other Defaults . Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained ln any other agreement between Lender and Borrower . Default in Favor of Third Parties . Borrower or any Granter defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents . False Statements . Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter . Death or Insolvency . The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower . Defective Collateralization . This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien} at any time and for any reason . Creditor or Forfeiture Proceedings . Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self - help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan . This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender . However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute . Events Affecting Guarantor . Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness . Adverse Change . A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired . Insecurity . Lender in good faith believes itself insecure . Judgment Default . A judgment or judgments for the payment of money shall be rendered against the Borrower or any guarantor of the Obligations, and any such judgment shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution . EFFECT OF AN EVENT OF DEFAULT . If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements}, and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional . In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise . Except as may be prohibited by applicable Jaw, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies . NEGATIVE COVENANTS . Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will comply with the following : Limitations on Senior Funded Indebtedness . Borrower shall not after the date hereof, create, incur or assume, directly or indirectly, any additional Senior Funded Indebtedness other than Senior Funded Indebtedness owed or to be owed to Lender . Liens and Encumbrances . Not create, assume or permit to exist any security interest, encumbrance, mortgage, deed of trust, or other llen (including, but not limited to, a lien of attachment, judgment or execution} affecting any of the Borrower's properties, or execute or allow to be filed any financing statement or continuation thereof affecting any of such properties, except for Permitted Liens or as otherwise provided in this Agreement . Capital Expenditures . Borrower shall not, directly or indirectly, make or commit to make capital expenditures by lease, purchase, or otherwise, except in the ordinary and usual course of business for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business . Mergers . Borrower shall not liquidate or dissolve, merge or consolidate with or into, or acquire any other business organization . Loans or Advances . Borrower shall not make any Joans or advances to any individual, partnership, corporation, limited liability company, trust, or other organization or person, including without limitation its officers and employees ; provided, however, that Borrower may make advances to its employees, including its officers, with respect to expenses incurred or to be incurred by such employees in the ordinary course of business which expenses are reimbursable by Borrower ; and provided further, however, that Borrower may extend credit in the ordinary course of business in accordance with customary trade practices . Sale of Assets . Borrower shall not sell, lease or otherwise dispose of any of its assets, except in the ordinary course of business and except for the purpose of replacing machinery, equipment or other persona! property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business, provided that full, fair and reasonable consideration is received therefor ; provided, however, in no event shall the Borrower sell, lease or otherwise dispose of any equipment purchased with the proceeds of any loans made by the Lender . LLC Repurchase/Interests . Not purchase or repurchase, in whole or in part, any merrlber's interest . Investments . Borrower shall not make investments in, or advances to, any individual, partnership, corporation, limited liability company, trust or other organization or person other than as previously specifically consented to in writing by the Lender . The Borrower will not purchase or otherwise invest in or hold securities, non - operating real estate or other non - operating assets or purchase all or substantially all the assets of any

Loan No: MASTER BUSINESS LOAN AGREEMENT (Continued) Page 6 entity other than as previously specifically consented to in writing by the Lender. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement: Amendments . This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement . No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment . Attorneys' Fees ; Expenses . Borrower agrees to pay upon demand all of Lender's reasonable costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement . Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the reasonable costs and expenses of such enforcement . Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post - judgment collection services . Borrower also shall pay all court costs and such additional fees as may be directed by the court . Caption Headings . Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement . Consent to Loan Participation . Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender . Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters . Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests . Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests . Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan . Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender . Governing Law . This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions . This Agreement has been accepted by Lender in the State of Colorado . Choice of Venue . If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Adams County, State of Colorado . No Waiver by Lender . Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right . A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement . No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Granter, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions . Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender . Notices . Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by !aw), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement . Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address . For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address . Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers . Severability . lf a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance . lf feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable . If the offending provision cannot be so modified, it shall be considered deleted from this Agreement . Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement . Subsidiaries and Affiliates of Borrower . To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates . Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates . Successors and Assigns . A!! covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns . Borrower shall not, however, have the right to assiQn Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender . Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or ln any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur. Time is of the Essence. Time is of the essence in the performance of this Agreement. Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party. DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms

Loan No: MASTER BUSINESS LOAN AGREEMENT (Continued) Page 7 used in the singular shall include the plural, and the plural shall include the singular, as the context may require . Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code . Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement : Advance . The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement . Agreement . The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time . Borrower . The word "Borrower" means CLIP INTERACTIVE, LLC and includes all co - signers and co - makers signing the Note and all their successors and assigns . Collateral . The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise . Environmental Laws . The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 , as amended, 42 U . S . C . Section 9601 , et seq . ("CERCLA"), the Superiund Amendments and Reauthorization Act of 1986 , Pub . L . No . 99 - 499 ("SARA"), the Hazardous Materials Transportation Act, 49 U . S . C . Section 1801 , et seq . , the Resource Conservation and Recovery Act, 42 U . S . C . Section 6901 , et seq . , or other applicable state or federal laws, rules, or regulations adopted pursuant thereto . Event of Default . The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement . GAAP . The word "GAAP" means generally accepted accounting principles . Granter . The word "Granter'' means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest . Guarantor . The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan . Guaranty . The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note . Hazardous Substances . The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled . The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws . The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by - products or any fraction thereof and asbestos . Indebtedness . The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents . Lender . The word "Lender" means BANK OF THE WEST, its successors and assigns . Loan . The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those roans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time . Note . The word "Note" means and includes without limitation all of the Borrower's promissory notes and/or credit agreements, whether now or hereafter existing, evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for promissory notes and/or credit agreements . Related Documents . The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan . Security Agreement . The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest . Security Interest . The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's Hen, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise .

loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 2 protect, and continue Lender's security interest in the Property . Granter will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs . Granter irrevocably appoints Lender to execute documents necessary to transfer title if there is a default . Lender may file a copy of this Agreement as a financing statement . Granter will promptly notify Lender of any change to Grantor's name or the name of any individual Granter, any individual who is a partner for a Granter, and any individual who is a trustee or settler or truster for a Granter under this Agreement . Granter will also promptly notify Lender of any change to the name that appears on the most recently issued, unexpired driver's license or state - issued identification card, any expiration of the most recently issued driver's license or state - issued identification card for Granter or any individual for whom Granter is required to provide notice regarding name changes . LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL . While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks . Lender may notify the institution which issued the Collateral of this Agreement . Granter agrees that such institution will not pay any amount on the Collateral, other than to Lender, so long as this Agreement is in effect . This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender ; (b) all other obligations secured by this Agreement have been fulfilled ; and (c) Granter, in writing, has requested from Lender a release of this Agreement . LENDER'S EXPENDITURES . If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Granter fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Granter is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral . All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor . To the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand ; (8) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy ; or (2) the remaining term of the Note ; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity . The Agreement also will secure payment of these amounts . Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default . LIMITATIONS ON OBLIGATIONS OF LENDER . Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value . In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral ; (B) for the preservation of rights against issuers of the Collateral ,or against third persons ; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral ; nor (0) for informing the Granter about any of the above, whether or not Lender has or is deemed to have knowledge of such matters . DEFAULT . Each of the following shall constitute an Event of Default under this Agreement : Payment Default . Borrower fails to make any payment when due under the Indebtedness . Other Defaults . Borrower or Granter fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Granter . Default in Favor of Third Parties. Borrower, any guarantor or Granter defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's, any guarantor's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents . False Statements . Any warranty, representation or statement made or furnished to Lender by Borrower or Granter or on Borrower's or Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter . Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason. Death or Insolvency . The death of Borrower or Granter or the dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Granter, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Granter . Creditor or Forfeiture Proceedings . Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self - help, repossession or any other method, by any creditor of Borrower or Granter or by any governmental agency against any collateral securing the Indebtedness . This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender . However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Granter as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Granter gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reseive or bond for the dispute . Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Adverse Change. A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. Insecurity. Lender in good faith believes itself insecure. RIGHTS AND REMEDIES ON DEFAULT . Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, ln equity, or otherwise : Accelerate Indebtedness. Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Borrower or Granter. Surrender of Account. Lender may surrender the Account to the Issuer and obtain payment thereunder subject to any early withdrawal penalty imposed by the Issuer, when applicable. Application of Account Proceeds. Lender may obtain all funds in the Account from the issuer of the Account and apply them to the

Loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 3 Indebtedness in the same manner as if the Account had been issued by Lender . If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution . Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Borrower or Granter as the interests of Borrower or Granter may appear . Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness . Lender also shall have all the rights of a secured party under the Texas Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement . Transfer Title . Lender may effect transfer of title upon sale of all or part of the Collateral . For this purpose, Granter irrevocably appoints Lender as Grantor's attorney - in - fact to execute endorsements, assignments and instruments in the name of Granter and each of them (if more than one) as shall be necessary or reasonable . Other Rights and Remedies . Lender shall have and may exercise any or all of the rights and remedies of a secured credrtor under the provisions of the Texas Uniform Commercial Code, at law, in equity, or otherwise . Deficiency Judgment If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section . Election of Remedies . Except as may be prohibited by . applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Granter under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies . Cumulative Remedies . All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies . ADDITIONAL PROVISIONS. The following provisions are made a part of this Agreement. To the extent of any conflict between the following provisions and any other provision in this Agreement, the following provisions shall control. 1. The Section headed RIGHT OF SETOFF is deleted in its entirety and replaced with the following: "To the extent permitted by applicable law, Lender reserves a right of setoff in the Account." 2. The subsection headed Financing Statements under the section headed MISCELLANEOUS PROVISIONS is revised to provide that any filing fees, title transfer fees, and other fees and costs shall be paid by Borrower. 3. Subsection (c) of the section headed LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL is revised by inserting the word "and" immediately prior to the "(b)" and deleting subsection (c) in its entirety. 4. The section headed LIMITATIONS ON OBLIGATIONS OF LENDER is revised by inserting the clause, "unless otherwise agreed in writing or as provided pursuant to applicable law," in front of the word "Lender'' in the 3rd line. 5. The subsection headed Attorneys' Fees; Expenses under the section headed MISCELLANEOUS PROVISIONS is revised by deleting the word "Granter" each place it appears and inserting in its place the term "Borrower''. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement: Amendments . This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement . No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment . Attorneys' Fees ; Expenses . Granter agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement . Lender may hire or pay someone else to help enforce this Agreement, and Granter shall pay the costs and expenses of such enforcement Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there ls a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post - judgment collection seivices . Granter also shall pay all court costs and such additional fees as may be directed by the court . Caption Headings . Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement . Governing Law . With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Texas . In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions . However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable . The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Colorado . Choice of Venue . If there is a lawsuit, Granter agrees upon Lender's request to submit to the jurisdiction of the courts of Adams County, State of Colorado . Joint and Several Liability . All obligations of Borrower and Granter under this Agreement shall be joint and several, and all references to Granter shall mean each and every Granter, and all references to Borrower shall mean each and every Borrower . This means that each Borrower and Granter signing below is responsible for all obligations in this Agreement . No Waiver by Lender . Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right . A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement . No prior waiver by Lender, nor any course of dealing between Lender and Granter, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions . \ 1 \ /henever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender .

Loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 4 Notices . Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address . For notice purposes, Granter agrees to keep Lender informed at all times of Grantor's current address . Unless otheiw 1 se provided or required by law, if there is more than one Granter, any notice given by Lender to any Granter ls deemed to be notice given to all Grantors . Power of Attorney . Grantor hereby appoints Lender as its true and lawful attorney - in - fact, irrevocably, with full power of substitution to do the following : (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral ; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral ; (3) to settle or compromise any and alt claims arising under the Collateral, and in the place and stead of Granter, to execute and deliver its release and settlement for the claim ; and (4) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Granter, or otherwise, which in the discretion of Lender may seem to be necessary or advisable . This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender . Severability . If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance . If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable . If the offending provision cannot be so modified, it shall be considered deleted from this Agreement . Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement . Successors and Assigns . Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns . If ownership of the Collateral becomes vested in a person other than Granter, Lender, without notice to Granter, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Granter from the obligations of this Agreement or liability under the Indebtedness . Survival of Representations and Warranties . All representations, warranties, and agreements made by Granter in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full . Time is of the Essence . Time is of the essence in the perfonnance of this Agreement . Waive Jury . All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party . DEFINITIONS . The following capitalized words and terms shall have the following meanings when used in this Agreement . Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America . Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require . Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code : Account . The word "Account'' means the deposit account(s) described in the "Collateral Description" section . Agreement The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time . Borrower . The word "Borrower" means CLIP INTERACTIVE, LLC and includes all co - signers and co - makers signing the Note and all their successors and assigns . Collateral . The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement . Default . The word "Default" means the Default set forth in this Agreement in the section titled "Default" . Event of Default . The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement . Grantor . The word "Granter'' means RICHARD M MINICOZZI and JANINA Y MINICOZZI . Guarantor . The word "Guarantor'' means any guarantor, surety, or accommodation party of any or all of the Indebtedness . Guaranty . The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note . Indebtedness . The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents . Lender . The word "Lender" means BANK OF THE WEST, its successors and assigns . Note . The word "Note" means the Note dated April 10 , 2018 and executed by CLIP INTERACTIVE, LLC in the principal amount of $ 6 , 000 , 000 . 00 , together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement . Property . The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement . Related Documents . The words "Related Documents" mean all promissoiy notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness .

Loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 2 protect, and continue Lender's security interest in the Property . Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs . Granter irrevocably appoints Lender to execute documents necessary to transfer title if there is a default . Lender may file a copy of this Agreement as a financing statement . Granter will promptly notify Lender of any change to Grantor's name or the name of any individual Granter, any individual who is a partner for a Granter, and any individual who is a trustee or settler or truster for a Granter under this Agreement . Granter will also promptly notify Lender of any change to the name that appears on the most recently issued, unexpired driver's license or state - issued identification card, any expiration of the most recently issued driver's license or state issued identification card for Grantor or any individual for whom Grantor is required to provide notice regarding name changes . LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL . While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks . Lender may notify the institution which issued the Collateral of this Agreement . Granter agrees that such institution will not pay any amount on the Collateral, other than to Lender, so long as this Agreement is in effect . This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender ; (b) all other obligations secured by this Agreement have been fulfilled ; and (c) Granter, in writing, has requested from Lender a release of this Agreement . LENDER'S EXPENDITURES . Jf any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Granter is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral . All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor . All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand ; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy ; or (2) the remaining term of the Note ; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity . The Agreement also will secure payment of these amounts . Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default . LIMITATIONS ON OBLIGATIONS OF LENDER . Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value . In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral ; (B) for the preservation of rights against issuers of the Collateral or against third persons ; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral ; nor (D) for informing the Grantor about any of the above, whether or not Lender has or ls deemed to have knowledge of such matters . DEFAULT . Each of the following shall constitute an Event of Default under this Agreement : Payment Default . Borrower fails to make any payment when due under the Indebtedness . Other Defaults . Borrower or Granter fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Granter . Default in Favor of Third Parties . Borrower, any guarantor or Granter defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's, any guarantor's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents . False Statements . Any warranty, representation or statement made or furnished to Lender by Borrower or Granter or on Borrower's or Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter . Defective Collateralization . This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason . Death or Insolvency . The death of Borrower or Granter or the dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Granter, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Granter . Creditor or Forfeiture Proceedings . Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self - help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness . This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender . However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Granter as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Granter gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute . Events Affecting Guarantor . Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness . Adverse Change . A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired . Insecurity . Lender in good faith believes itself insecure . RIGHTS AND REMEDIES ON DEFAULT . Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otheiwise : Accelerate Indebtedness . Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Borrower or Granter . Surrender of Account . Lender may surrender the Account to the Issuer and obtain payment thereunder subject to any early withdrawal penalty imposed by the Issuer, when applicable . Application of Account Proceeds . Lender may obtain all funds in the Account from the issuer of the Account and apply them to the

Loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 3 Indebtedness in the same manner as if the Account had been issued by Lender . If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution . Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Borrower or Granter as the interests of Borrower or Granter may appear . Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness . Lender also shall have all the rights of a secured party under the Colorado Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement . Transfer Title . Lender may effect transfer of title upon sale of all or part of the Collateral . For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney - in - fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable . Other Rights and Remedies . Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Colorado Uniform Commercial Code, at law, ln equity, or otherwise . Deficiency Judgment lf permitted by applicable law, Lender may obtain a Judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section . Election of Remedies . Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Granter under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies . Cumulative Remedies . All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obllgation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies . ADDITIONAL PROVISIONS. The following provisions are made a part of this Agreement. To the extent of any conflict between the following provisions and any other provision in this Agreement, the following provisions shall control. 1. The Section headed RIGHT OF SETOFF is deleted in its entirety and replaced with the following: "To the extent permitted by applicable law, Lender reserves a right of setoff in the Account." 2. The subsection headed Financing Statements under the section headed MISCELLANEOUS PROVISIONS is revised to provide that any filing fees, title transfer fees, and other fees and costs shall be paid by Borrower. 3. Subsection (c) of the section headed LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL is revised by inserting the word "and" immediately prior to the "(b)" and deleting subsection (c) in its entirety. 4. The section headed LIMITATIONS ON OBLIGATIONS OF LENDER is revised by inserting the clause, "unless otherwise agreed in writing or as provided pursuant to applicable law," in front of the word "Lender" in the 3rd line. 5. The subsection headed Attorneys' Fees; Expenses under the section headed MISCELLANEOUS PROVISIONS is revised by deleting the word "Granter" each place lt appears and inserting in its place the term "Borrower''. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement: Amendments . This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement . No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment . Attorneys' Fees ; Expenses . Granter agrees to pay upon demand all of Lender's reasonable costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement . Lender may hire or pay someone else to help enforce this Agreement, and Granter shall pay the reasonable costs and expenses of such enforcement . Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post - judgment collection services . Granter also shall pay all court costs and such additional fees as may be directed by the court . Caption Headings . Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement . Governing Law . This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions . This Agreement has been accepted by Lender in the State of Colorado . Choice of Venue . If there is a lawsuit, Granter agrees upon Lender's request to submit to the jurisdiction of the courts of Adams County, State of Colorado . Joint and Several Liability . All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Granter shall mean each and every Granter, and all references to Borrower shall mean each and every Borrower . This means that each Borrower and Granter signing below is responsible for all obligations in this Agreement . No Waiver by Lender . Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right . A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement . No prior waiver by Lender, nor any course of dealing between Lender and Granter, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions . Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender . Notices . Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement . Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address . For notice purposes, Grantor agrees

Loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 4 to keep Lender informed at a!I times of Grantor's current address . Unless otherwise provided or required by law, if there is more than one Granter, any notice given by Lender to any Granter is deemed to be notice given to all Granters . Power of Attorney . Granter hereby appoints Lender as its true and lawful attorney - in - fact, irrevocably, with full power of substitution to do the following : ( 1 } to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral ; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral ; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim ; and (4) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Granter, or otherwise, which in the discretion of Lender may seem to be necessary or advisable . This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender . Severability . If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance . If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable . If the offending provision cannot be so modified, it shall be considered deleted from this Agreement . Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement . Successors and Assigns . Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns . If ownership of the Collateral becomes vested in a person other than Granter, Lender, without notice to Granter, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Granter from the obligations of this Agreement or liability under the Indebtedness . Survival of Representations and Warranties . All representations, warranties, and agreements made by Granter in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full . Time is of the Essence . Time is of the essence in the performance of this Agreement . Waive Jury . All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party . DEFINITIONS . The following capitalized words and terms shall have the following meanings when used in this Agreement . Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America . Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require . Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code : Account . The word "Account" means the deposit account(s) described in the "Collateral Description" section . Agreement . The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time . Borrower . The word "Borrower" means CUP INTERACTIVE, LLC and includes all co - signers and co - makers signing the Note and all their successors and assigns . Collateral . The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement . Default . The word "Default" means the Default set forth in this Agreement in the section titled "Default" . Event of Default . The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement . Grantor . The word "Granter" means JEFFREY THRAMANN . Guarantor . The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness . Guaranty . The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note . Indebtedness . The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents . Lender . The word "Lender" means BANK OF THE WEST, its successors and assigns . Note . The word "Note" means the Note dated April 1 O, 2018 and executed by CUP INTERACTIVE, LLC in the principal amount of $ 6 , 000 , 000 . 00 , together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement . Property . The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement . Related Documents . The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness .

PROMISSORY NOTE References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations. CLIP INTERACTIVE, LLC 3100 CARBON PL, STE 102 BOULDER, CO 80301 Borrower : Lender: BANK OF THE WEST SME BBC Northern Front Range #21193 12000 North Washington Thornton, CO 80241 Principal Amount: $6,000,000.00 Date of Note: April 10, 2018 PROMISE TO PAY . CLIP INTERACTIVE, LLC ("Borrower") promises to pay to BANK OF THE WEST ("Lender"), or order, in lawful money of the United States of America, the principal amount of Six Million & 00 / 100 Dollars ( $ 6 , 000 , 000 . 00 ) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance . Interest shall be calculated from the date of each advance until repayment of each advance . PAYMENT . Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on July 10 , 2019 . In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning May 10 , 2018 , with all subsequent interest payments to be due on the same day of each month after that . Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest ; then to principal ; then to any unpaid collection costs ; and then to any late charges . Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing . VARIABLE INTEREST RATE . The interest rate on this Note is subject to change from time to time based on changes in an index which is the Bank of the West Prime Rate (the "Index") . The Index ls not necessarily the lowest rate charged by Lender on its roans and is set by Lender in its sole discretion . If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower . Lender will tell Borrower the current Index rate upon Borrower's request . The interest rate change will not occur more often than each day . Borrower understands that Lender may make loans based on other rates as well . The Index currently is 4 . 750 % per annum . Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 1 . 000 percentage point over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 5 . 750 % per annum based on a year of 360 days . NOTICE : Under no circumstances will the interest rate on this Note be less than 4 . 000 % per annum or more than the maximum rate allowed by applicable law . INTEREST CALCULATION METHOD . Interest on this Note is computed on a 365 / 360 basis ; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding . All interest payable under this Note is computed using this method . PREPAYMENT . Borrower may pay without penalty all or a portion of the amount owed earlier than it is due . Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest . Rather, eariy payments will reduce the principal balance due . Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language . If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender . All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to : BANK OF THE WEST, SME BBC Northern Front Range # 21193 , 12000 North Washington, Thornton, CO 80241 . LATE CHARGE . If a payment is 15 days or more late, Borrower will be charged 5 . 000 % of the unpaid portion of the regularly scheduled payment . INTEREST AFTER DEFAULT . Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 5 . 000 percentage point margin ("Default Rate Margin") . The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default . However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law . DEFAULT . Each of the following shall constitute an event of default ("Event of Default") under this Note : Payment Default . Borrower fails to make any payment when due under this Note . Other Defaults . Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower . Default in Favor of Third Parties . Borrower or any Granter defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents . False Statements . Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter . Death or Insolvency . The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower . Creditor or Forfeiture Proceedings . Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self - help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the roan . This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender . However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute . Events Affecting Guarantor . Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness

COMMERCIAL GUARANTY (Continued) Page 2 GUARANTOR'S REPRESENTATIONS AND WARRANTIES . Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty ; (B) this Guaranty is executed at Borrower's request and not at the request of Lender ; (C) Guarantor has full power, right and authority to enter into this Guaranty ; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor ; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein ; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided ; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition ; {H) no litigation, claim, investigation, administrative proceeding or similar action {including those for unpaid taxes) against Guarantor is pending or threatened ; (1) Lender has made no representation to Guarantor as to the creditworthiness of Borrower ; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition . Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower . GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following: Additional Requirements. Annual Financial Statements. Not later than 120 days after the end of each Guarantor's calendar year, a copy of the annual financial report of the Guarantor for such year. Federal Tax Returns. Not later than 30 days after filing, a copy of the Guarantor's federal income tax returns, including all K - 1 schedules, filed for such year. All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct . GUARANTOR'S WAIVERS . Except as prohibited by applicable law, Guarantor waives any right to require Lender {A) to continue lending money or to extend other credit to Borrower ; {B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations ; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor ; {D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person ; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code ; (F) to pursue any other remedy within Lender's power ; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever . Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of {A) any "one action" or "anti - deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale ; {B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness ; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness ; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness ; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations ; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness . If payment ls made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty . Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both . GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS . Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law . If any such waiver is determined to be contrary to any applicable Jaw or public policy, such waiver shall be effective only to the extent permitted by !aw or public policy . RIGHT OF SETOFF . To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor's accounts with Lender (whether checking, savings, or some other account) . This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future . However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law . Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty . SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR . Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent . Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower . In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness . Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower ; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness . If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender . Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty .

COMMERCIAL GUARANTY (Continued) Page 3 MISCELLANEOUS PROVISIONS . The following miscellaneous provisions are a part of this Guaranty : Amendments . This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty . No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment . Attorneys' Fees ; Expenses . Guarantor agrees to pay upon demand all of Lender's reasonable costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty . Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the reasonable costs and expenses of such enforcement . Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post - judgment collection services . Guarantor also shall pay all court costs and such additional fees as may be directed by the court . Caption Headings . Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty . Governing Law . This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions . Choice of Venue . If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Adams County, State of Colorado . Integration . Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty ; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty ; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty . Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees} suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph . Interpretation . In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require ; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them . The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them . lf a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced . Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable . If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty . Notices . Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty . All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY . " Any party may change its address for notices under this Guaranty by giving fonnal written notice to the other parties, specifying that the purpose of the notice is to change the party's address . For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address . Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors . No Waiver by Lender . Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right . A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty . No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions . Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender . Successors and Assigns . Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors nd assigns . Waive Jury . Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other . DEFINITIONS . The following capitalized words and terms shall have the following meanings when used in this Guaranty . Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America . Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require . Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such tenns in the Unifonn Commercial Code : Borrower. The word "Borrower" means CLIP INTERACTIVE, LLC and includes all co - signers and co - makers signing the Note and all their successors and assigns. GAAP. The word "GAAP" means generally accepted accounting principles. Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation JEFFREY THRAMANN, and in each case, any signer's successors and assigns. Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender. Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty. Lender. The word "Lender" means BANK OF THE WEST, its successors and assigns. Note . The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with aH renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements .

Loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 2 certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value . In particular, but without llmitation, Lender shall have no responsibility (A} for the collection or protection of any income on the Collateral ; (B) for the preservation of rights against issuers of the Collateral or against third persons ; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral ; nor (D} for informing the Granter about any of the above, whether or not Lender has or is deemed to have knowledge of such matters . DEFAULT . Each of the following shall constitute an Event of Default under this Agreement : Payment Default . Grantor fails to make any payment when due under the Indebtedness . Other Defaults . Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor . Default in Favor of Third Parties . Any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of any guarantor's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents . False Statements . Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter . Defective Collateralization . This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or Hen) at any time and for any reason . Insolvency . The dissolution of Grantor (regardless of whether election to continue is made), any member withdraws from the limited liability company, or any other termination of Grantor's existence as a going business or the death of any member, the insolvency of Granter, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor . Creditor or Forfeiture Proceedings . Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self - help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness . This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender . However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute . Events Affecting Guarantor . Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness . Adverse Change . A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired . Insecurity . Lender in good faith believes itself insecure . RIGHTS AND REMEDIES ON DEFAULT . Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise : Accelerate Indebtedness . Lender may declare all Indebtedness of Grantor to Lender immediately due and payable, without notice of any kind to Grantor . Application of Account Proceeds . Lender may take directly all funds in the Account and apply them to the Indebtedness . If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution . Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Grantor as the interests of Granter may appear . Granter agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness . Lender also shall have all the rights of a secured party under the Colorado Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement . Transfer Title . Lender may effect transfer of title upon sale of all or part of the Collateral . For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney - in - fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable . Other Rights and Remedies . Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Colorado Uniform Commercial Code, at law, in equity, or otherwise . Deficiency Judgment If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section . Election of Remedies . Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies . Cumulative Remedies . AU of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Granter under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies . ADDITIONAL PROVISIONS . The following provisions are made a part of this Agreement . To the extent of any conflict between the following provisions and any other provision in this Agreement, the following provisions shall control . 1. The Section headed RIGHT OF SETOFF is deleted in its entirety and replaced with the following: "To the extent permitted by applicable law, Lender reserves a right of setoff in the Account." 2. The subsection headed Financing Statements under the section headed MISCELLANEOUS PROVISIONS is revised to provide that any filing

Loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 3 fees, title transfer fees, and other fees and costs shall be paid by Borrower. 3. Subsection (c) of the section headed LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL is revised by inserting the word "and" immediately prior to the "(b)" and deleting subsection (c) in its entirety. 4. The section headed LIMITATIONS ON OBLIGATIONS OF LENDER is revised by inserting the clause, "unless otherwise agreed in writing or as provided pursuant to applicable law," in front of the word "Lender" in the 3rd line. 5. The subsection headed Attorneys' Fees; Expenses under the section headed MISCELLANEOUS PROVISIONS is revised by deleting the word "Granter" each place it appears and inserting in its place the term "Borrower". MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement: Amendments . This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement . No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment . Attorneys' Fees ; Expenses . Grantor agrees to pay upon demand all of Lender's reasonable costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement . Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the reasonable costs and expenses of such enforcement . Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction}, appeals, and any anticipated post - judgment collection services . Grantor also shall pay all court costs and such additional fees as may be directed by the court . Caption Headings . Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement . Governing Law . This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions . This Agreement has been accepted by Lender in the State of Colorado . Choice of Venue . If there is a lawsuit, Granter agrees upon Lender's request to submit to the jurisdiction of the courts of Adams County, State of Colorado . No Waiver by Lender . Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right . A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement . No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions . Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender . Notices . Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, lf mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement . Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address . For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address . Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Granter is deemed to be notice given to all Granters . Power of Attorney . Grantor hereby appoints Lender as its true and lawful attorney - in - fact, irrevocably, with full power of substitution to do the following ; (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral ; ( 2 } to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral ; ( 3 } to settle or compromise any and a!! claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim ; and ( 4 } to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Granter, or otherwise, which in the discretion of Lender may seem to be necessary or advisable . This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender . Severability . If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance . If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable . If the offending provision cannot be so modified, it shall be considered deleted from this Agreement . Unless otherwise required by law, the illegality, invalidity, or unenforceabi!ity of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement . Successors and Assigns . Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns . If ownership of the Collateral becomes vested in a person other than Granter, Lender, without notice to Granter, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness . Survival of Representations and Warranties . Al! representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full . Time is of the Essence . Time is of the essence in the performance of this Agreement . Waive Jury . All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party . DEFINITIONS . The following capitalized words and terms shall have the following meanings when used in this Agreement . Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America . Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require . Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code : Account The word "Account" means the deposit account(s} described in the "Collateral Description" section .

Loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 2 is required to provide notice regarding name changes. LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL . While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks . This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender : (b) all other obligations secured by this Agreement have been fulfilled ; and (c) Granter, in writing, has requested from Lender a release of this Agreement . LENDER'S EXPENDITURES . If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Granter fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may {but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral . Al! such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Granter . All such expenses wilt become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand ; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy ; or (2) the remaining term of the Note ; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity . The Agreement also will secure payment of these amounts . Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default . LIMITATIONS ON OBLIGATIONS OF LENDER . Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value . In particular, but without !imitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral ; (B) for the preservation of rights against issuers of the Collateral or against third persons ; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral ; nor (D) for informing the Granter about any of the above, whether or not Lender has or is deemed to have knowledge of such matters . DEFAULT . Each of the following shall constitute an Event of Default under this Agreement Payment Default . Borrower fails to make any payment when due under the Indebtedness . Other Defaults . Borrower or Granter fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Granter . Default in Favor of Third Parties . Borrower, any guarantor or Granter defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's, any guarantor's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents . False Statements . Any warranty, representation or statement made or furnished to Lender by Borrower or Granter or on Borrower's or Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter . Defective Collateralization . This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason . Death or Insolvency . The death of Borrower or Granter or the dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Granter, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Granter . Creditor or Forfeiture Proceedings . Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self - help, repossession or any other method, by any creditor of Borrower or Granter or by any governmental agency against any collateral securing the Indebtedness . This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender . However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute . Events Affecting Guarantor . Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness . Adverse Change . A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired . Insecurity. Lender in good faith believes itself insecure. RIGHTS AND REMEDIES ON DEFAULT . Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise : Accelerate Indebtedness . Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Borrower or Granter . Application of Account Proceeds . Lender may take directly all funds in the Account and apply them to the Indebtedness . If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution . Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Borrower or Granter as the interests of Borrower or Granter may appear . Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness . Lender also shall have all the rights of a secured party under the Colorado Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement . Transfer Title . Lender may effect transfer of title upon sale of all or part of the Collateral . For this purpose, Granter irrevocably appoints Lender as Grantor's attorney - In - fact to execute endorsements, assignments and instruments in the name of Granter and each of them {if more than one) as shall be necessary or reasonable . Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the

Loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 3 provisions of the Colorado Uniform Commercial Code, at law, in equity, or otherwise . Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section. Election of Remedies . Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies . Cumulative Remedies . All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies . ADDITIONAL PROVISIONS. The following provisions are made a part of this Agreement. To the extent of any conflict between the following provisions and any other provision in this Agreement, the following provisions shall control. 1. The Section headed RIGHT OF SETOFF is deleted in its entirety and replaced with the following; "To the extent permitted by applicable law, Lender reserves a right of setoff in the Account." 2. The subsection headed Financing Statements under the section headed MISCELLANEOUS PROVISIONS is revised to provide that any filing fees, title transfer fees, and other fees and costs shall be paid by Borrower. 3. Subsection (c) of the section headed LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL is revised by inserting the word "and" immediately prior to the "(b)" and deleting subsection (c) in its entirety. 4. The section headed LIMITATIONS ON OBLIGATIONS OF LENDER is revised by inserting the clause, "unless otherwise agreed in writing or as provided pursuant to applicable law," in front of the word "Lender" in the 3rd line. 5. The subsection headed Attorneys' Fees; Expenses under the section headed MISCELLANEOUS PROVISIONS is revised by deleting the word "Grantor" each place it appears and inserting in its place the term "Borrower''. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement: Amendments . This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement . No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment . Attorneys' Fees ; Expenses . Grantor agrees to pay upon demand all of Lender's reasonable costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement . Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the reasonable costs and expenses of such enforcement . Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post - judgment collection services . Granter also shall pay all court costs and such additional fees as may be directed by the court . Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement. Governing Law . This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of Jaw provisions . This Agreement has been accepted by Lender in the State of Colorado . Choice of Venue. lf there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Adams County, State of Colorado. Joint and Several Liability . All obligations of Borrower and Grantor under this Agreement shall be joint and several, and al! references to Granter shall mean each and every Granter, and all references to Borrower shall mean each and every Borrower . This means that each Borrower and Granter signing below is responsible for all obligations in this Agreement . No Waiver by Lender . Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right . A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement . No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions . Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender . Notices . Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown· near the beginning of this Agreement . Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address . For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address . Unless otherwise provided or required by law, if there is more than one Granter, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors . Power of Attorney . Granter hereby appoints Lender as its true and lawful attorney - in - fact, irrevocably, with full power of substitution to do the following : (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral ; { 2 ) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral ; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim ; and (4) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otheiwise, which in the discretion of Lender may seem to be necessary or advisable . This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender . Severability . If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any

Loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 2 is required to provide notice regarding name changes . LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL . While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks . This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender ; (b) all other obligations secured by this Agreement have been fulfilled ; and (c) Granter, in writing, has requested from Lender a release of this Agreement . LENDER'S EXPENDITURES . If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Granter fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Granter is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral . All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Granter . Ta the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand ; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy ; or (2) the remaining term of the Note ; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity . The Agreement also will secure payment of these amounts . Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default . LIMITATIONS ON OBLIGATIONS OF LENDER . Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value . In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral ; (8) for the preservation of rights against issuers of the Collateral or against third persons ; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral ; nor (D) for informing the Granter about any of the above, whether or not Lender has or is deemed to have knowledge of such matters . DEFAULT . Each of the following shall constitute an Event of Default under this Agreement : Payment Default Borrower fails to make any payment when due under the Indebtedness . Other Defaults . Borrower or Granter fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Granter . Default in Favor of Third Parties . Borrower, any guarantor or Granter defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's, any guarantor's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents . False Statements . Any warranty, representation or statement made or furnished to Lender by Borrower or Granter or on Borrower's or Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter . Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason. Death or Insolvency . The death of Borrower or Granter or the dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Granter, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Granter . Creditor or Folfeiture Proceedings . Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self - help, repossession or any other method, by any creditor of Borrower or Granter or by any governmental agency against any collateral securing the Indebtedness . This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender . However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Granter as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proce ding and if Borrower or Granter gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute . Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Adverse Change. A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. Insecurity. Lender in good faith believes itself insecure. RIGHTS AND REMEDIES ON DEFAULT . Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise : Accelerate Indebtedness. Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Borrower or Granter. Application of Account Proceeds . Lender may take directly all funds in the Account and apply them to the Indebtedness . If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution . Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Borrower or Granter as the interests of Borrower or Grantor may appear . Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness . Lender also shall have all the rights of a secured party under the Texas Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement . Transfer Title . Lender may effect transfer of title upon sale of all or part of the Collateral . For this purpose, Granter irrevocably appoints Lender as Grantor's attorney - in - fact to execute endorsements, assignments and instruments in the name of Granter and each of them (if more than one) as shall be necessary or reasonable . Other Rights and Remedies . Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the

Loan No: ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 3 provisions of the Texas Uniform Commercial Code, at law, in equity, or otherwise. Deficiency Judgment If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section. Election of Remedies . Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies . Cumulative Remedies . All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Granter under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies . ADDITIONAL PROVISIONS. The following provisions are made a part of this Agreement. To the extent of any conflict between the following provisions and any other provision in this Agreement, the following provisions shall control. 1. The Section headed RIGHT OF SETOFF is deleted in its entirety and replaced with the following: 'To the extent permitted by applicable law, Lender reseives a right of setoff in the Account" 2. The subsection headed Financing Statements under the section headed MISCELLANEOUS PROVISIONS is revised to provide that any filing fees, title transfer fees, and other fees and costs shall be paid by Borrower. 3. Subsection (c) of the section headed LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL is revised by inserting the word "and" immediately prior to the "(b)" and deleting subsection (c) in its entirety. 4. The section headed LIMITATIONS ON OBLIGATIONS OF LENDER is revised by inserting the clause, "unless otherwise agreed in writing or as provided pursuant to applicable law," in front of the word "Lender" in the 3rd line. 5. The subsection headed Attorneys' Fees; Expenses under the section headed MISCELLANEOUS PROVISIONS is revised by deleting the word "Granter" each place it appears and inserting in its place the term uBorrower''. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement: Amendments . This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement . No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment . Attorneys' Fees ; Expenses . Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement . Lender may hire or pay someone else to help enforce this Agreement, and Granter shall pay the costs and expenses of such enforcement . Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post - judgment collection services . Granter also shall pay all court costs and such additional fees as may be directed by the court . Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement. Governing Law . With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Texas . In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions . However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable . The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Colorado . Choice of Venue. If there is a lawsuit, Granter agrees upon Lender's request to submit to the jurisdiction of the courts of Adams County, State of Colorado. Joint and Several Liability . All obligations of Borrower and Granter under this Agreement shall be joint and several, and all references to Granter shall mean each and every Granter, and all references to Borrower shall mean each and every Borrower . This means that each Borrower and Granter signing below is responsible for all obligations in this Agreement . No Waiver by Lender . Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right . A waiver by lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement . No prior waiver by lender, nor any course of dealing between Lender and Granter, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions . Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender . Notices . Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement . Any party may change Its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address . For notice purposes, Granter agrees to keep Lender informed at all times of Grantor's current address . Unless otherwise provided or required by law, if there is more than one Granter, any notice given by Lender to any Granter is deemed to be notice given to all Granters . Power of Attorney . Granter hereby appoints lender as its true and lawful attorney - in - fact, irrevocably, with full power of substitution to do the following : (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral ; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral ; (3) to settle or compromise any and all claims arising under the Collateral,